As filed with the Securities and Exchange Commission on January 23, 1998.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-5615

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

JOHN HANCOCK FUNDS
A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603



John Hancock Patriot Premium Dividend Fund I
John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Select Dividend Trust
John Hancock Patriot Global Dividend Fund
John Hancock Patriot Preferred Dividend Fund

                                                    January 23,1998

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 5, 1998 at 9:00 a.m. Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The shareholders of each Fund will vote separately on the two routine items proposed in the enclosed proxy statement. A routine item is one which occurs annually and makes no fundamental or material changes to a Funds investment objectives, policies or restrictions, or to the investment management contracts. Elect Your Funds Board of Trustees For each Fund, proposal number one concerns the election of four Trustees to serve until their respective successors are elected and qualified. Each nominee for election is currently serving as a Trustee of the Funds. Your proxy statement includes a brief description of each individuals background. Ratify The Trustees Selection of Accountants For each Fund, proposal number two concerns the ratification or rejection of the Trustees selection of Deloitte Touche, LLP as each Fund's independent accountants for the current fiscal year. Your Vote is Important! Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern time. Thank you in advance for your prompt action on this very important matter.




Sincerely,

/s/Edward J. Boudreau, Jr.

Edward J. Boudreau, Jr.
Chairman and CEO

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

              101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 5, 1998

To the Shareholders of:
    John Hancock Patriot Premium Dividend Fund I
    John Hancock Patriot Premium Dividend Fund II
    John Hancock Patriot Select Dividend Trust
    John Hancock Patriot Global Dividend Fund
    John Hancock Patriot Preferred Dividend Fund

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Global Dividend Fund and John Hancock Patriot Preferred Dividend Fund (each, a "Fund" and collectively, the "Funds"), each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the office of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts 02199, on Thursday, March 5, 1998 at 9:00 a.m., Eastern time, for the following purposes:

    (1) (For each Fund) To elect four Trustees to serve until their respective successors are duly elected and qualified;

    (2) (For each Fund) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's current fiscal year; and

    (3) (For each Fund) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS

    Shareholders of record of each Fund as of the close of business on January 8, 1998 are entitled to notice of and to vote at the annual meeting of that Fund and at any and all adjournments thereof.

                                        By Order of the Boards of Trustees,

                                        Susan S. Newton
                                        Vice President and Secretary
Dated:  January 23, 1998
        Boston, Massachusetts

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

P00PX 1/98

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

               101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 5, 1998

                               PROXY STATEMENT

This Proxy Statement is furnished to shareholders of each of the following Patriot Funds (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees for use at the Annual Meeting of Shareholders of each Fund to be held on Thursday, March 5, 1998 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"):

    o John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");
    o John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");
    o John Hancock Patriot Select Dividend Trust ("Select Dividend");
    o John Hancock Patriot Global Dividend Fund ("Global Dividend"); and
    o John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

The Meeting will be held at the principal office of the Funds, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed form of the proxy will first be mailed to shareholders of the Funds on or about January 23, 1998. EACH FUND'S ANNUAL REPORT FOR ITS 1997 FISCAL YEAR AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-892-9552.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent public accountants. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

RECORD OWNERSHIP
     The Trustees have fixed the close of business on January 8, 1998 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of beneficial interest of the Funds were outstanding:

FUND                                    COMMON SHARES         PREFERRED SHARES*
-----------------------------------------------------------------------------
Premium Dividend I                        14,979,601                 685
Premium Dividend II                       15,002,724               1,000
Select Dividend                            9,885,027                 700
Global Dividend                            8,344,700                 600
Preferred Dividend                         7,257,200                 525

------------
* The Preferred Shares of Premium Dividend I, Premium Dividend II and Global Dividend are commonly referred to as Dutch Auction Rate Transferable Securities ("DARTSSM"), a service mark of Solomon Brothers Inc. The Preferred Shares of Select Dividend are commonly referred to as Auction Market Preferred Shares ("AMPS(R)"), a registered trade mark of Merrill Lynch & Co., Inc.

     No person within the knowledge of management of the Funds beneficially owned more than 5% of either class of any Fund's shares of beneficial interest outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570 which holds the following Common Shares: 16.5% of Premium Dividend I and 12.0% of Premium Dividend II. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) As of the record date, Cede & Co., as nominee for Depository Trust Company, held of record 12,631,533; 13,581,605; 8,782,556; 7,845,606 and
6,476,023 Common Shares of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend, respectively. As of the record date, Depository Trust Company held of record all of the Preferred Shares of each Fund.

SUMMARY OF VOTING ON PROPOSALS
     Although the Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund. Voting by shareholders of one Fund will have no effect on any other Fund.

-------------------------------------------------------------------------------
                                       CLASS(ES) OF SHARES OF SUCH
PROPOSAL          AFFECTED FUND(S)     FUND ENTITLED TO VOTE
---------  --------------------------  ----------------------------------------
1          All Funds                   Common Shares
2          All Funds                   Common and Preferred Shares
-------------------------------------------------------------------------------

    With respect to Proposal 1, each of the Common Shares of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend and Preferred Dividend is entitled to one vote for the election of their respective nominees for election as Trustees of their respective Fund. No nominee representing the Preferred Shares of Premium Dividend I, Premium Dividend II, Select Dividend, Global Dividend or Preferred Dividend is scheduled for election at the Meeting. With respect to Proposal 2, each of the Common Shares and the Preferred Shares, voting together as a single class, of each Fund is entitled to one vote for the ratification of the selection of independent public accountants.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES
                         (Common Shares of each Fund)

GENERAL
     Each Fund's Board of Trustees consists of thirteen members. Under each Fund's Declaration of Trust, By-Laws and the Investment Company Act of 1940, as amended (the "Investment Company Act"), holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect eleven Trustees, except in certain circumstances. Ms. Hodsdon and Ms. McCarter and Messrs. Boudreau, Carlin, Cunningham, Fretz, Ladner, Linbeck, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each Fund. Messrs. Hiser and Scipione have been designated as subject to election by holders of the Preferred Shares of each Fund.

     Each Board of Trustees is divided into three staggered-term classes. Two such classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act and the Funds' By-Laws which permit the holders of the Preferred Shares to elect the minimum number of additional Trustees which, combined with the two Trustees elected by the holders of the Preferred Shares, would give them a majority of the Trustees if at any time the dividends on the Preferred Shares shall be unpaid in an amount equal to two full years' dividends and would permit the holders of the Preferred Shares to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

     Each of the nominees for each Fund is currently serving as a Trustee of all of the Funds. Each of the nominees and Trustees has served on the Board of Trustees of the Funds since John Hancock Advisers, Inc. (the "Adviser") became the Funds' investment adviser in May, 1992 or since the Fund's inception (whichever was later), except that Messrs. Toolan, Cunningham and Linbeck have served on the Board of Trustees since June 1992, December 1994 and December 1994, respectively, and Ms. Hodsdon has served on the Board of Trustees since March 1996. Premium Dividend I was organized in 1988; Premium Dividend II was organized in 1989; Select Dividend was organized in 1990; Global Dividend was organized in 1992; and Preferred Dividend was organized in 1993.

     A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees representing his or her shares or may withhold from the proxies authority to vote for the nominees representing his or her shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1 (PREMIUM DIVIDEND I, PREMIUM DIVIDEND II, SELECT DIVIDEND, GLOBAL DIVIDEND AND PREFERRED DIVIDEND)
     For each Fund, the terms of Ms. Hodsdon and Messrs. Boudreau, Smith and Pruchansky expire at the 1998 Annual Meeting of the Funds and they are therefore the current nominees for election; the terms of Messrs. Carlin, Cunningham, Fretz, Hiser and Toolan expire at the 1999 Annual Meeting; and the terms of Ms. McCarter and Messrs. Ladner, Linbeck and Scipione expire at the 2000 Annual Meeting. The table below lists the nominees for election as Trustees of the Funds, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 1999 and 2000, respectively.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Common Shares of a Fund is sufficient to elect the nominees of the Common Shares of that Fund.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------

                                    NOMINEE FOR ELECTION
                                   TERM TO EXPIRE IN 2001

*Edward J. Boudreau, Jr.   Chairman and Chief Executive              100 (A)
 (Age 53)                  Officer, the Adviser and The              100 (B)
 Chairman                  Berkeley Financial Group ("The            100 (C)
                           Berkeley Group"); Chairman, NM            100 (D)
                           Capital Management Inc. ("NM              100 (E)
                           Capital"), Sovereign Asset
                           Management Corporation ("SAMCorp.")
                           and John Hancock Advisers
                           International Limited ("Advisers
                           International"); Director, John
                           Hancock Advisers International
                           (Ireland), Chairman, Chief
                           Executive Officer and President,
                           John Hancock Funds Inc. ("John
                           Hancock Funds") and First Signature
                           Bank and Trust Company; Director,
                           John Hancock Freedom Securities
                           Corporation, John Hancock Insurance
                           Agency, Inc. ("Insurance Agency,
                           Inc."), John Hancock Capital
                           Corporation and New England/Canada
                           Business Council; Member,
                           Investment Company Institute Board
                           of Governors; Director, Asia
                           Strategic Growth Fund, Inc.;
                           Chairman, John Hancock
                           Distributors, Inc. ("Distributers
                           Inc.") (until April, 1994);
                           Director John Hancock Signature
                           Services ("Signature Services")
                           (until January 1997) and Trustee
                           and Chairman of 66 funds managed by
                           the Adviser.

*Anne C. Hodsdon           President, Chief Operating Officer         -- (A)
 (Age 44)                  and Director, the Adviser;                 -- (B)
 President                 Director, The Berkeley Group, John         -- (C)
                           Hancock Funds, Advisers                    -- (D)
                           International, John Hancock                -- (E)
                           Advisers International (Ireland),
                           Insurance Agency, Inc; Director and
                           President NM Capital and SAMCorp.;
                           Executive Vice President, the
                           Adviser (until December 1994);
                           Director, Signature Services (until
                           January 1997) and Trustee and
                           President of 66 funds managed by
                           the Adviser.

 Steven R. Pruchansky      Director and President, Mast              116 (A)
 (Age 53)                  Holdings, Inc. (since 1991);              200 (B)
 Trustee                   Director, First Signature Bank &          100 (C)
                           Trust Company (until August 1991);        425 (D)(4)
                           Director, Mast Realty Trust (until        390 (E)(5)
                           1994); President, Maxwell Building
                           Corp. (until 1991) and Trustee of
                           32 funds managed by the Adviser

 Norman H. Smith           Lieutenant General, United States         246 (A)
 (Age 64)                  Marine Corps; Deputy Chief of Staff       408 (B)
 Trustee                   for Manpower and Reserve Affairs,         270 (C)
                           Headquarters Marine Corps;                610 (D)
                           Commanding General III Marine             216 (E)
                           Expeditionary Force/3rd Marine
                           Division (retired 1991) and Trustee
                           of 32 funds managed by the Adviser.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------

                                   TERM TO EXPIRE IN 1999

 James F. Carlin           Chairman and CEO, Carlin                2,363 (A)(6)
 (Age 57)                  Consolidated, Inc. (management/         1,200 (B)
 Trustee                   investments); Director, Arbella         1,000 (C)
                           Mutual Insurance Company                  100 (D)
                           (insurance), Health Plan Services,        100 (E)
                           Inc., Massachusetts Health and
                           Education Tax Exempt Trust,
                           Flagship Healthcare, Inc., Carlin
                           Insurance Agency, Inc., West
                           Insurance Agency, Inc. (until May
                           1995), Uno Restaurant Corp.;
                           Chairman, Massachusetts Board of
                           Higher Education (since 1995);
                           Receiver, the City of Chelsea
                           (until August 1992) and Trustee of
                           32 funds managed by the Adviser.

William H. Cunningham      Chancellor, University of Texas            -- (A)
(Age 54)                   System and former President of the         -- (B)
Trustee                    University of Texas, Austin, Texas;        -- (C)
                           Lee Hage and Joseph D. Jamail              -- (D)
                           Regents Chair of Free Enterprise;          -- (E)
                           Director, LaQuinta Motor Inns, Inc.
                           (hotel management company),
                           Jefferson-Pilot Corporation
                           (diversified life insurance
                           company) and LBJ Foundation Board
                           (education foundation); Advisory
                           Director, Texas Commerce Bank -
                           Austin and Trustee of 32 funds
                           managed by the Adviser.

 Charles F. Fretz          Retired; self employed; Former Vice       100 (A)
 (Age 69)                  President and Director, Towers,           100 (B)
 Trustee                   Perrin, Foster & Crosby, Inc.             100 (C)
                           (international management                 100 (D)
                           consultants) (1952-1985) and               -- (E)
                           Trustee of 32 funds managed by the
                           Adviser.

 Harold R. Hiser, Jr. (3)  Executive Vice President,               2,878 (A)
 (Age 66)                  Schering-Plough Corporation                -- (B)
 Trustee                   (pharmaceuticals) (retired 1996);          -- (C)
                           Director, ReCapital Corporation            -- (D)
                           (reinsurance) (until 1995) and             -- (E)
                           Trustee of 32 funds managed by the
                           Adviser.

 John P. Toolan            Director, The Smith Barney Muni           100 (A)
 (Age 67)                  Bond Funds, The Smith Barney Tax-         100 (B)
 Trustee                   Free Money Funds, Inc., Vantage            -- (C)
                           Money Market Funds (mutual funds),        100 (D)
                           The Inefficient-Market Fund, Inc.          -- (E)
                           (closed-end investment company) and
                           Smith Barney Trust Company of
                           Florida; Chairman, Smith Barney
                           Trust Company (retired December
                           1991); Director, Smith Barney,
                           Inc., Mutual Management Company and
                           Smith Barney Advisers, Inc.
                           (investment advisers) (retired
                           1991); Senior Executive Vice
                           President, Director and member of
                           the Executive Committee, Smith
                           Barney, Harris Upham & Co.,
                           Incorporated (investment bankers)
                           (until 1991) and Trustee of 32
                           funds managed by the Adviser.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------

                                   TERM TO EXPIRE IN 2000

 Charles L. Ladner         Director, Energy North, Inc.              253 (A)
 (Age 59)                  (public utility holding company)          200 (B)
 Trustee                   (until 1992); Senior Vice President       200 (C)
                           of UGI Corp. Holding Company Public       235 (D)
                           Utilities, LPGAS, Vice President of       200 (E)
                           Amerigas Partners L.P. and Trustee
                           of 32 funds managed by the Adviser.

 Leo E. Linbeck, Jr.       Chairman, President, Chief                 -- (A)
 (Age 63)                  Executive Officer and Director,            -- (B)
 Trustee                   Linbeck Corporation (a holding             -- (C)
                           company engaged in various phases          -- (D)
                           of the construction industry and           -- (E)
                           warehousing interests); Former
                           Chairman, Federal Reserve Bank of
                           Dallas (1992, 1993); Chairman of
                           the Board and Chief Executive
                           Officer, Linbeck Construction
                           Corporation; Director, PanEnergy
                           Corporation (a diversified energy
                           company), Daniel Industries, Inc.
                           (manufacturer of gas measuring
                           products and energy related
                           equipment), GeoQuest International
                           Holdings, Inc. (a geophysical
                           consulting firm) (1980-1993);
                           Former Director, Greater Houston
                           Partnership (1980-1995) and Trustee
                           of 32 funds managed by the Adviser.

 Patricia P. McCarter      Director and Secretary, The               512 (A)
 (Age 69)                  McCarter Corp. (machine                   229 (B)
 Trustee                   manufacturer) and Trustee of 32           192 (C)
                           funds managed by the Adviser.             375 (D)
                                                                     205 (E)



*Richard S. Scipione (3)   General Counsel, John Hancock              -- (A)
 (Age 60)                  Mutual Life Insurance Company;             -- (B)
 Trustee                   Director, the Adviser, John Hancock        -- (C)
                           Funds, Distributors, Inc.,                 -- (D)
                           Insurance Agency, Inc., John               -- (E)
                           Hancock Subsidiaries, Inc.,
                           SAMCorp. and NM Capital; Trustee,
                           The Berkeley Group; Director, JH
                           Networking Insurance Agency, Inc.;
                           Director, Signature Services (until
                           January 1997) and Trustee of 66
                           funds managed by the Adviser.

 All Trustees and executive officers of                            6,668 (A)
 the Funds as a group                                              2,537 (B)
                                                                   1,962 (C)
                                                                   2,845 (D)
                                                                   1,211 (E)

----------
(A) Premium Dividend I
(B) Premium Dividend II
(C) Select Dividend
(D) Global Dividend
(E) Preferred Dividend
  * "Interested Person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any Fund. None of the Trustees or executive officers of the Funds beneficially owned any of the Preferred Shares of any Fund as of January 8, 1998.
(3) Trustee representing the holders of the Preferred Shares.
(4) Includes 125 common shares of Global Dividend held by Mr. Pruchansky's spouse.
(5) Includes 115 common shares of Preferred Dividend held by Mr. Pruchansky's spouse.
(6) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,163 common shares held by Carlin Consolidated, Inc.

     Each Board of Trustees held four meetings during their Fund's 1997 fiscal year. No Trustee of any Fund, with the exception of Mr. Carlin and Mr. Scipione, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund and (2) the total number of meetings held by all committees of the Trustees on which they served during the period in which they served in such capacity. The Funds hold joint meetings of the Trustees and all committees.

     Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. None of the members of the Audit Committee are "interested persons" as defined in the Investment Company Act ("Independent Trustees"). Each Audit Committee held four meetings during its respective Fund's 1997 fiscal year.

     The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Funds for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Funds on matters concerning the Funds' financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Funds from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Funds' officers or Trustees, a resolution of any potential or actual conflict of interest; and to facilitate communication between the firm and the Funds' officers and Trustees.

     Each Fund has a special nominating committee of the Trustees known as the Administration Committee. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All of the members of the Administration Committee are Independent Trustees. Each Administration Committee held four meetings during its respective Fund's 1997 fiscal year.

     Included among the functions of the Administration Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons" as defined in the Investment Company Act. The Administration Committee also coordinates with Trustees who are interested persons in the selection and election of Fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS
     Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's executive officers, Trustees and persons who own more than ten percent of a Fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Funds and representations that no other reports were required to be filed, each Fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except that Form 3 reports disclosing no transactions in the Funds were filed for the following officers of the Adviser in January, 1998: Miren Etcheverry and Gerardo J. Espinoza.

EXECUTIVE OFFICERS
     In addition to the Chairman (Mr. Boudreau) and President (Ms. Hodsdon), the table below lists each Fund's executive officers. The officers of Global Dividend and Preferred Dividend first became officers of such Funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such Funds on May 6, 1992, the date of the consummation of the Stock Purchase Transaction between the Advisers and Patriot Group, Inc., these Funds' previous investment adviser.

NAME (AGE) AND POSITION                   PRINCIPAL OCCUPATION
    WITH THE FUNDS                     DURING THE PAST FIVE YEARS
-----------------------                --------------------------
Robert G. Freedman     Vice Chairman and Chief Investment Officer, the Adviser
(Age 59)               and each of the John Hancock funds; Director, the
Vice Chairman          Adviser, Advisers International, John Hancock Funds,
                       SAMCorp., Insurance Agency, Inc., Southeastern Thrift &
                       Bank Fund, The Berkeley Group and NM Capital; Senior Vice
                       President, The Berkeley Group; President, the Adviser
                       (until December 1994). Director, Signature Services
                       (until January 1997)

James B. Little        Senior Vice President and Chief Financial Officer, each
(Age 63)               of the John Hancock funds; Senior Vice President, the
Senior Vice            Adviser, The Berkeley Group and John Hancock Funds;
President and          Senior Vice President, Signature Services (until January
Chief Financial        1997)
Officer

Susan S. Newton        Vice President and Secretary, each of the John Hancock
(Age 47)               funds; Vice President, the Adviser, John Hancock Funds,
Vice President and     Signature Services, The Berkeley Group and Vice
Secretary              President, Distributors, Inc. (until April 1994).

John A. Morin          Vice President and Secretary of the Adviser, John Hancock
(Age 47)               Funds, Signature Services and the Berkeley Group;
Vice President         Secretary, NM Capital and SAMCorp.; Clerk, Insurance
                       Agency, Inc.; Counsel, John Hancock Mutual Life Insurance
                       Company (until February 1996); Vice President,
                       Distributors, Inc. (until April 1994).

James J. Stokowski     Vice President and Treasurer, each of the John Hancock
(Age 51)               funds and Vice President, the Adviser.
Vice President and
Treasurer

Thomas H. Connors      Second Vice President, Assistant Secretary and Compliance
(Age 38)               Officer, each of the John Hancock Funds; Second Vice
Second Vice President  President, the Adviser.
and Compliance Officer


REMUNERATION OF TRUSTEES AND OFFICERS
     The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for each Fund's most recently completed fiscal year. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Funds for their services.

                                                      AGGREGATE COMPENSATION                                TOTAL COMPENSATION
                           ----------------------------------------------------------------------------       FROM ALL FUNDS
INDEPENDENT                   PREMIUM          PREMIUM         SELECT         GLOBAL        PREFERRED      IN JOHN HANCOCK FUND
TRUSTEES                     DIVIDEND I      DIVIDEND II      DIVIDEND       DIVIDEND       DIVIDEND       COMPLEX TO TRUSTEES*
------------               --------------  ---------------  -------------  -------------  -------------  -----------------------
James F. Carlin                $ 1,865          $ 2,492        $ 2,002        $ 1,584        $ 1,438           $ 74,000
William H. Cunningham**          1,865            2,492          2,002          1,584          1,463             74,000
Charles F. Fretz                 1,865            2,492          2,002          1,584          1,438             74,250
Harold R. Hiser, Jr.**           1,865            2,492          1,887          1,493          1,359             74,000
Charles L. Ladner                1,865            2,492          2,002          1,584          1,438             74,250
Leo E. Linbeck, Jr.              1,865            2,492          2,002          1,584          1,463             74,250
Patricia P. McCarter**           1,865            2,492          2,002          1,584          1,438             74,250
Steven R. Pruchansky**           1,939            2,590          2,084          1,650          1,508             77,250
Norman H. Smith**                1,939            2,592          2,084          1,650          1,508             77,250
John P. Toolan**                 1,865            2,492          2.002          1,584          1,438             74,250
                               -------          -------        -------        -------        -------           --------
        Totals                 $18,798          $25,118        $20,069        $15,881        $14,491           $747,750
                               -------          -------        -------        -------        -------           --------
----------
 * The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $747,750 for the
   calendar year ended December 31, 1997. All the Independent Trustees are Trustees of 32 funds in the John Hancock Fund
   Complex.
** As of December 31, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John
   Hancock fund complex for Mr. Cunningham was $220,106, for Mr. Hiser was $103,868, for Ms. McCarter was $159,075, for
   Mr. Pruchansky was $68,102, for Mr. Smith was $70,607 and for Mr. Toolan was $281,133 under the John Hancock Deferred
   Compensation Plan for Independent Trustees ("the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of
   Trustees" fees does not obligate any Fund to retain the services of any Trustee or obligate any Fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

              (Common Shares and Preferred Shares of each Fund)

     The Trustees of each Fund, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for the Funds for each Fund's 1998 fiscal year. The Funds' current fiscal year ends are: Premium Dividend I - September 30, 1998; Premium Dividend II - October 31, 1998; Select Dividend - June 30, 1998; Global Dividend - July 31, 1998; and Preferred Dividend - May 31, 1998.

     Deloitte & Touche has advised the Funds that it has no direct or indirect financial interest in any of the Funds. This selection is subject to the ratification by the shareholders of the Funds at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

     The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the Funds for each Fund's 1998 fiscal year.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each Fund is required to ratify the selection of Deloitte & Touche as such Fund's independent public accountants for that Fund's 1998 fiscal year.

                                MISCELLANEOUS

SHAREHOLDER PROPOSALS
     Proposals of shareholders intended to be presented at a Fund's annual meeting to be held in 1999 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than September 25, 1998 for inclusion in that Fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
     The affirmative vote of the holders of a plurality of the shares of a particular class of a Fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of a majority of the shares which is defined as the lesser of: (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that Fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the Fund, voting together as a single class.

     For each Fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

     Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

     While, as noted above, both of the proposals in this proxy statement are routine, for non-routine matters, brokers that are member organizations of the New York Stock Exchange may, pursuant to a rule in the New York Stock Exchange, vote Preferred Shares for which they have not received voting instructions in proportion to Preferred Shares for which they have received voting instructions. With respect to each Proposal, a broker may only vote Preferred Shares proportionally if (i) a minimum of 30% of the outstanding Preferred Shares of the Fund have been voted, (ii) less than 10% of the outstanding Preferred shares of the Fund voted against the proposal, (iii) with respect to Proposal 2 only, the shareholders of the Common Shares of the Fund have approved the Proposal and
(iv) a majority of the Independent Trustees of the Fund have approved the Proposal. At a meeting held on December 3, 1997, a majority of the Independent Trustees of each Fund approved both of the Proposals being submitted to shareholders at the Meeting. Preferred Shares voted proportionally by brokers will be counted as present and entitled to vote at the Meeting for purposes of establishing a quorum.

     In the event that at the time any session of any Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. With respect to any Fund's Meeting, a shareholder vote may be taken on one or both of the proposals prior to such adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as each Fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. John Hancock Advisers International Limited, 34 Dover Street, London, England, serves as Global Dividend's investment subadviser. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. The firm Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $21,500.

OTHER MATTERS
     The management of the Funds knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

     The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of all the Funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint Proxy Statement for the Meeting is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular Fund's Meeting to a time immediately after the Meeting so that his or her particular Fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on both of the Proposals relating to their Fund, and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                   JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                                   JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: January 23, 1998

                                    P R O X Y
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 5, 1998 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.


 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  X  PLEASE MARK VOTES
---- AS IN THIS EXAMPLE


                                             For       With-     For all
                                             All       Hold      Except

1.)  To elect the following nominees to
     serve as Trustees of the Fund.         _____     _____      _____


Edward J. Boudreau, Jr., Anne C. Hodsdon,
Steven R. Pruchansky and Norman H. Smith

Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the names of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                             For       Against   Abstain
2.)  To ratify the selection of
     Deliotte & Touche, LLP as
     Independent public accountants.        _____     _____     _____





                                            THIS PROXY IS SOLICITED BY
                                            THE BOARD OF TRUSTEES

                                        Specify desired action by check marks in the appropriate spaces. If no specification is made, this Proxy will be voted for the nominees named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.



Please be sure to sign        Date                     Mark box at right if
and date this Proxy.                                   address change has been
                                                       noted on the reverse side
                                                       of this card. _____

_____________________         __________________
Shareholder sign here         Co-owner sign here       RECORD DATE SHARES:

                                                                      P R O X Y
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

         The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund I (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 5, 1998 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

ITEM 2: To ratify the selection of Deloitte & Touche, LLP as independent public accountants.

|_| FOR                     |_| AGAINST                  |_| ABSTAIN


         Specify desired action by check marks in the appropriate space. This Proxy will be voted as specified. If no specification is made, the Proxy will be voted in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

                                        PLEASE COMPLETE, SIGN, DATE AND RETURN
                                        THIS PROXY IN THE ENCLOSED ENVELOPE AS
                                        SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS
                                        YOUR NAME OR NAMES APPEAR IN THE BOX ON
                                        THE LEFT. WHEN SIGNING AS ATTORNEY,
                                        EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                        GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                        SUCH. IF A CORPORATION, PLEASE SIGN IN
                                        FULL CORPORATE NAME BY PRESIDENT OR
                                        OTHER AUTHORIZED OFFICER. IF A
                                        PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                        NAME BY AUTHORIZED PERSON.
                                        Date _____________________________,1998
                                        ________________________________________
                                        ________________________________________
                                        Signature(s) of Shareholder(s)

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES